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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 1999 included in Vista Energy Resources, Inc.'s Form 10-K for the year ended December 31, 1998 and our report dated February 25, 1999 included in Vista Energy Resources, Inc.'s Form 8-K/A and to all references to our Firm included in this registration statement.







Dallas, Texas                                     /s/ ARTHUR ANDERSEN, LLP
May 25, 1998